Exhibit 99.1

[LOGO OF PHOTOMEDEX]

NEWS RELEASE for March 2, 2006
------------------------------
Contacts:     Allen & Caron                      PhotoMedex, Inc.
              Matt Clawson (investors)           Dennis McGrath, CFO
              949-474-4300                       215-619-3287
              matt@allencaron.com                info@photomedex.com

           PHOTOMEDEX ANNOUNCES 2005 FOURTH QUARTER, YEAR-END RESULTS

      Revenues Increase 60% for the Year and 56% Over 2004 Fourth Quarter;
        Gross profit Up 72% for the Year and 45% Over 2004 Fourth Quarter

    MONTGOMERYVILLE, PA, March 2, 2006 -- PhotoMedex, Inc. (Nasdaq: PHMD) today announced the results of its operations for the fourth quarter and year ended December 31, 2005.

    Revenues for the fourth quarter ended December 31, 2005 were $7,722,166, an increase of 56 percent over the same period last year. Included in this amount is $2,967,937 from operations of its wholly-owned subsidiary ProCyte Corporation or ProCyte, a company acquired by PhotoMedex on March 18, 2005. This compares to revenues for the fourth quarter ended December 31, 2004 of $4,941,421 which reflects no revenues from ProCyte.

    The net loss for the quarter ended December 31, 2005 was $797,381, or $0.02 per fully diluted share, representing an improvement of 37 percent over the loss of $1,258,144, or $0.03 per fully diluted share, for the fourth quarter ended December 31, 2004.

    Revenues for the year ended December 31, 2005 were $28,384,506 representing a 60 percent increase over the same period last year. Included in this amount is $10,042,133 from operations of ProCyte. This compares to revenues for the year ended December 31, 2004 of $17,745,181 which reflects no revenues from ProCyte.

    The net loss for the year ended December 31, 2005 was $3,936,044, or $0.08 per fully diluted share, representing an improvement of 21 percent over the loss of $4,984,196, or $0.13 per fully diluted share, for the year ended December 31, 2004.

    As of December 31, 2005, the Company had cash and cash equivalents of $5,609,967, including restricted cash of $206,931.

    Jeffrey O'Donnell, PhotoMedex CEO and President, commented, "2005 was a very successful growth year for PhotoMedex. The private insurer landscape improved for the XTRAC with the positive policy adoptions by United Healthcare and several large Blue Cross Blue Shield insurers. We believe approximately 75 percent of covered psoriasis patients now have the opportunity to have their XTRAC treatments reimbursed and several of our targeted regions have removed the obstacles to reimbursement.

    We are also pleased to have the additional sales and marketing resources provided by the ProCyte integration.

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PHOTOMEDEX ANNOUNCES 2005 FOURTH QUARTER, YEAR-END RESULTS
Page 2-2-2

    2006 is pivotal for PhotoMedex and the management team has never been more energized than it is today. It is becoming clear that a reimbursed region, plus sales coverage, topped with direct-to-consumer advertising equals increased market share."

            The following were among the more notable recent achievements:

Reimbursement:

        o United Healthcare, one of the nation's largest health plans with over 18 million medical members, adopts XTRAC reimbursement;

        o Pennsylvania Independence Blue Cross, with 3.5 million medical members, adopts XTRAC reimbursement;

        o Highmark Blue Cross, with 4.1 million members, adopts XTRAC reimbursement;

        o Empire of New York Blue Cross and Blue Shield, with 5 million medical members, published a favorable XTRAC reimbursement policy;

        o CIGNA, with 9 million members, published a favorable reimbursement policy;

        o Michigan Blue Cross and Blue Shield with 4.7 million members, published a favorable XTRAC reimbursement policy; and

        o Additional Blue Cross Blue Shield Plans in certain states adopt XTRAC reimbursement.

Financial:

        o   Completed Merger of ProCyte Corporation;

        o Ranked First by Institutional Shareholder Services in Corporate Governance Practices in Philadelphia Region;

        o Renewed Neutrogena Supply agreement for Copper Peptide for an additional two years;

        o   Included in the Russell Microcap Index;

        o   Included in the Nasdaq Healthcare Index,

        o   Settled litigation with Edwards LifeSciences;

        o Presenter at multiple Investment Banking Conferences throughout the year.

New Product Development:

        o   Two new patents issued for Copper Peptide Technology

Additional notable activities and Company recognition during and following the fourth quarter included:

        o PhotoMedex CEO named LifeSciences CEO of the Year by Eastern Technology Council;

        o Awarded a ranking of number 121 on the 2005 Deloitte Technology Fast 500, a ranking of the 500 fastest growing technology companies in North America.

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PHOTOMEDEX ANNOUNCES 2005 FOURTH QUARTER, YEAR-END RESULTS
Page 3-3-3

    PhotoMedex will hold a conference call to discuss the Company's fourth quarter 2005 results today, Thursday, March 2, 2006 at 4:30 p.m. Eastern Time.

    To participate in the conference call, dial 877.502-9274 (and confirmation code # 1873446) approximately 5 to 10 minutes prior to the scheduled start time. If you are unable to participate, a digital replay of the call will be available from Thursday, March 2, from 7:30 p.m. ET until midnight on Wednesday, March 15, by dialing 888.203.1112 and using confirmation code # 1873446.

    A live broadcast of the PhotoMedex, Inc.'s quarterly conference call will be available online with accompanying slide presentation by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

ABOUT PHOTOMEDEX
----------------

    PhotoMedex is engaged in the development of proprietary excimer laser and fiber optic systems and techniques directed toward dermatological applications, with FDA approval to market the XTRAC(R) laser system for the treatment of psoriasis, vitiligo, atopic dermatitis and leukoderma. In addition, the Company provides contract medical procedures to hospitals, surgi-centers and doctors' offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics, and other surgical specialties. The Company is a leader in the development, manufacturing and marketing of medical laser products and services. In addition, as a result of the merger with ProCyte, PhotoMedex now develops and markets products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. PhotoMedex sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including a long-term worldwide license agreement with Neutrogena(R), a Johnson & Johnson company. ProCyte brands include Neova(R), Ti-Silc(R), VitalCopper(R), Simple Solutions(R) and AquaSante(R).

SAFE HARBOR STATEMENT
---------------------

    Some paragraphs of this press release, particularly those describing PhotoMedex' strategies, contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While PhotoMedex is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its expected financial return from operations. Factors such as these could have an adverse effect on PhotoMedex' results of operations. In light of significant uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by PhotoMedex and its subsidiaries that they will achieve such forward-looking statements.

                        -- Financial Statements follow --

PHOTOMEDEX ANNOUNCES 2004 FOURTH QUARTER, YEAR-END RESULTS
Page 4-4-4

                                PHOTOMEDEX, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                Three Months Ended December 31,      Year Ended December 31,
                                                -------------------------------   -------------------------------
                                                     2005            2004**            2005*           2004**
                                                --------------   --------------   --------------   --------------
Revenues                                        $    7,722,166   $    4,941,421   $   28,384,506   $   17,745,181

Cost of Sales                                        4,517,561        2,736,418       15,675,505       10,363,269
                                                --------------   --------------   --------------   --------------

   Gross profit                                      3,204,605        2,205,003       12,709,001        7,381,912
                                                --------------   --------------   --------------   --------------
   Operating expenses:

   Selling, general and administrative               4,532,729        2,914,991       16,477,322       10,426,256

   Research and development and engineering            308,116          476,039        1,127,961        1,801,438
                                                --------------   --------------   --------------   --------------
                                                     4,840,845        3,391,030       17,605,283       12,227,694
   Loss from operations before
     interest expense, net                          (1,636,240)      (1,186,027)      (4,896,282)      (4,845,782)

Interest expense, net                                 (130,023)         (72,117)        (342,299)        (138,414)

Other income                                           968,882                -        1,302,537                -
                                                --------------   --------------   --------------   --------------
Net loss (1)                                    $     (797,381)  $   (1,258,144)  $   (3,936,044)  $   (4,984,196)
                                                ==============   ==============   ==============   ==============
Basic and diluted net loss per share            $        (0.02)  $        (0.03)  $        (0.08)  $        (0.13)
                                                ==============   ==============   ==============   ==============
Shares used in computing basic and diluted
   net loss per share                               51,322,000       40,059,503       48,786,109       38,835,356
                                                ==============   ==============   ==============   ==============

(1) Includes Depreciation and Amortization      $      988,042   $      451,509   $    3,217,200   $    1,765,944

*PhotoMedex, Inc. acquired ProCyte Corporation ("ProCyte") on March 18, 2005 and, as such the operating results of ProCyte for the year ended December 31, 2005 include activity from ProCyte from March 19, 2005 through December 31, 2005.

**As a result of purchase accounting rules, the operating results of ProCyte for the three and twelve months ended December 31, 2004 are not included in the above consolidated statement of operations for the period ended December 31, 2004.

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PHOTOMEDEX ANNOUNCES 2005 FOURTH QUARTER, YEAR-END RESULTS
Page 5-5-5

                                PHOTOMEDEX, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                      December 31, 2005    December 31, 2004
                                                     ------------------   ------------------
     ASSETS
Cash and cash equivalents                            $        5,609,967   $        3,997,017
Accounts receivable, net                                      4,651,080            4,117,399
Inventories                                                   8,047,444            4,585,631
Other current assets                                            621,372              401,989
Property and equipment, net                                   7,044,713            4,996,688
Other assets                                                 22,701,030            4,863,202
                                                     ------------------   ------------------
     Total Assets                                    $       48,675,606   $       22,961,926
                                                     ==================   ==================
     LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities             $        5,159,764   $        4,959,678
Other current liabilities                                       670,740            1,079,701
Bank and Lease Notes Payable                                  4,416,451            2,342,264
Other liabilities                                                11,623                    -
Stockholders' equity                                         38,417,028           14,580,283
                                                     ------------------   ------------------
     Total Liabilities and Stockholders' Equity      $       48,675,606   $       22,961,926
                                                     ==================   ==================

PHOTOMEDEX ANNOUNCES 2005 FOURTH QUARTER, YEAR-END RESULTS
Page 6-6-6
                                PHOTOMEDEX, INC.
                        CONDENSED STATEMENTS OF CASH FLOW
                                   (UNAUDITED)

                                                       Three Months Ended December 31,       Year Ended December 31,
                                                       -------------------------------   -------------------------------
                                                            2005             2004             2005             2004
                                                       --------------   --------------   --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:

     Net income (loss)                                 $     (797,381)  $   (1,258,144)  $   (3,936,044)  $   (4,984,196)
     Adjustments to reconcile net income (loss) to
       net cash provided by operating activities--

        Depreciation and amortization                         988,042          451,509        3,217,200        1,765,944

        Provision for doubtful accounts                        97,840          220,741          373,964          459,861

        Other                                                 129,459           51,630          212,336          104,701
     Changes in assets and liabilities:
        (Increase) decrease in--

          Accounts Receivables                                (30,497)        (439,668)         229,768       (1,094,230)

          Inventories                                        (365,139)        (375,572)        (782,880)        (628,257)

          Prepaid expenses and other assets                   465,395          325,669        1,011,340          541,170
        Increase (decrease) in--
          Accounts payable & other accrued expenses           453,594        1,167,822       (1,789,160)       1,244,536

          Deferred revenues                                   (65,296)        (246,483)        (266,366)        (174,750)
                                                       --------------   --------------   --------------   --------------
        Net cash provided by (used in) operating
        activities                                            876,017         (102,496)      (1,729,842)      (2,765,221)

CASH FLOWS FROM INVESTING ACTIVITIES:                        (938,216)        (973,316)       1,993,412       (2,677,670)

CASH FLOWS FROM FINANCING ACTIVITIES:                         288,086         (251,352)       1,254,649        2,694,240
                                                       --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN CASH                               225,887       (1,327,164)       1,518,219       (2,748,651)

CASH, BEGINNING OF PERIOD                                   5,177,150        5,211,981        3,884,817        6,633,468
                                                       --------------   --------------   --------------   --------------
CASH, END OF PERIOD
                                                            5,403,036        3,884,817        5,403,036        3,884,817

RESTRICTED CASH                                               206,931          112,200          206,931          112,200
                                                       --------------   --------------   --------------   --------------

        TOTAL CASH                                     $    5,609,967   $    3,997,017   $    5,609,968   $    3,997,017
                                                       ==============   ==============   ==============   ==============

PHOTOMEDEX ANNOUNCES 2005 FOURTH QUARTER, YEAR-END RESULTS
Page 7-7-7

The following table compares unaudited XTRAC domestic treatment activity and revenues for the last eight quarters.

    QUARTERLY
    TREATMENTS                      BILLED *                        UNBILLED            DEFERRED & Other *        Recognized *
-------------------   -----------------------------------    -----------------------   --------------------   --------------------
                           $           tx#        Rate/tx        $            tx#           $         tx#         $          tx#
                      ----------   ----------   ----------   ----------   ----------   ----------   -------   ----------   -------
4Q05         17,015   $  1,020.0       15,264   $    66.82            -        1,751   $    (64.0)     (984)  $    956.0    16,031

3Q05         15,690   $    916.0       13,876   $    66.01            -        1,814   $    102.7     1,556   $  1,018.7    17,246

2Q05         15,503   $    901.0       13,811   $    65.24            -        1,692   $    (12.0)     (187)  $    889.0    15,316

1Q05         12,418   $    750.0       11,304   $    66.35            -        1,114   $   (116.0)   (1,753)  $    634.0    10,665

4Q04         14,499   $    846.0       12,640   $    66.93            -        1,859   $    194.0     2,760   $  1,040.0    17,259

3Q04         13,841   $    840.0       12,672   $    66.29            -        1,169   $    105.0     1,597   $    945.0    15,438

2Q04         12,688   $    821.0       11,878   $    69.12            -          810   $   (102.0)    1,472   $    719.0    14,160

1Q04         10,737   $    675.0        9,647   $    69.97            -        1,090   $   (125.0)   (1,775)  $    550.0     8,962

*   dollar amounts in thousands

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